================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 2, 2005

                               Immunomedics, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-12104                61-1009366
  ----------------------------        ------------         -------------------
  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

     300 American Road, Morris Plains, New Jersey                 07950
     --------------------------------------------              ----------
       (Address of Principal Executive Offices)                (Zip Code)

                                (973) 605-8200
              (Registrant's telephone number, including area code)

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

================================================================================

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective September 2, 2005, Ivan Horak, M.D. resigned from his position as Executive Vice President of Research and Development and Chief Scientific Officer of Immunomedics, Inc. (the "Company"). A copy of the Company's press release announcing Dr. Horak's resignation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   EXHIBITS.

         Exhibit No.     Description
         -----------     -------------------------------------------------------
            99.1         Press Release of Immunomedics, Inc. dated September 2,
                         2005.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   IMMUNOMEDICS, INC.

Dated:  September 2, 2005          By:     /s/ Cynthia L. Sullivan
                                           -------------------------------------
                                   Name:   Cynthia L. Sullivan
                                   Title:  President and Chief Executive Officer

                                      - 3 -